Lease Obligations	6 Months Ended
Jun. 30, 2020
Lease Obligations [Abstract]
Lease Obligations

3.    Lease Obligations

We currently lease approximately 6,500 square feet of retail/office space in Seattle, Washington for our principal executive and administrative offices. The initial term of the five-year lease was set to expire in February 2020. On February 4, 2020, we amended the lease to continue to occupy the same premises for our headquarters through February 28, 2025. As a result of the lease amendment, we recognized a lease liability and right-of-use asset of $556,000 which represents the remaining lease payments discounted at 4%. As of June 30, 2020, this lease had a remaining lease term of 4.67 years.

During the quarters ended June 30, 2020 and 2019, we incurred lease expenses of $42,000 and $32,000, respectively, and during the six months ended June 30, 2020 and 2019, we incurred lease expenses of $79,000 and $65,000, respectively. During the quarters ended June 30, 2020 and 2019, we made cash lease payments of $39,000 and $33,000, respectively, and during the six months ended June 30, 2020 and 2019, we made cash lease payments of $77,000 and $68,000, respectively.  Cash payments on our operating lease are presented as operating cash outflows in the condensed consolidated statements of cash flows.

As of June 30, 2020, our scheduled lease payments excluding management fees and other operational expenses for the remainder of the lease term for the years ending December 31 will be as follows (in thousands):

2020	$59
2021	119
2022	122
2023	126
2024	130
2025	22
Total lease payments	578
Less: imputed interest	(53)
Total remaining lease liability	$525